Exhibit 23.1




                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
The South Financial Group, Inc.:


We consent to the use of our report incorporated herein by reference.


                                                   /s/ KPMG  LLP
                                                   KPMG LLP


Greenville, South Carolina
December 29, 2000